UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2008, and effective as of June 30, 2008, Biovest International, Inc. (the “Company”) entered into an agreement with Pulaski Bank and Trust Company of St. Louis, MO (“Pulaski”) to extend the maturity date of the Promissory Notes with Pulaski (the “Pulaski Notes”) through September 30, 2008 (the “Extension”). In consideration for the Extension, the Company agreed to reduce the principal balance of the Pulaski Notes by making a principal payment in the amount of $50,000 within sixty days and issuing to Pulaski 50,000 shares of the Company’s unregistered Common Stock. Copies of the extended Pulaski Notes are attached as Exhibits hereto.

On July 31, 2008, the Company entered into an agreement (the “Extension Agreement”) with Laurus Master Fund, Ltd. (“Laurus”) and its affiliates, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp. and PSource Structured Debt Limited (collectively, the “Valens Funds”) to extend the maturity date of all Notes from the Company to Laurus and the Valens Funds through July 31, 2009 (the “Maturity Date”). In addition, Laurus has agreed to eliminate the requirement that the Company make any amortizing principal payments prior to the Maturity Date and to eliminate from the Notes the requirements for future default payment. In consideration for the Extension, the Company has agreed to pay to Laurus and the Valens Funds on July 31, 2009 or earlier if the principal of the Notes is paid earlier the aggregate sum of $4,404,328.55. In addition, the interest rate on the principal balance of the Notes was increased by 20% per annum, with the increased interest payable on the Maturity Date. The Company has further agreed to use proceeds received from any future strategic arrangement to pay off or reduce the balance on the Notes, after provision for transaction costs, royalties, a twelve month operating reserve and a reserve for any product development or other requirement of the strategic partner as approved by Laurus. Copies of the Extension Agreement documents are attached as Exhibits hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: August 1, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note dated as of June 30, 2008, between Biovest International, Inc. (“Biovest”) and Pulaski Bank and Trust Company. (“Pulaski”).

10.2	Promissory Note dated as of June 30, 2008, between Biovest and Pulaski.

10.3	Amendment Agreement dated July 31, 2008 between Biovest and Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., Valens U.S. SPV I, LLC and PSource Structured Debt Limited.

10.4	Reaffirmation and Ratification Agreement dated July 31, 2008 between Biovest, Biovax, Inc., AutovaxID, Inc., Biolender LLC, Biolender II, LLC, Accentia Biopharmaceuticals, Inc. and Revimmune LLC and LV Administrative Services, Inc., as Agent, Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., PSource Structured Debt Limited